Derivatives and Hedging	3 Months Ended
Mar. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging
(15)	Derivatives and Hedging

The Company is subject to market risk exposure arising from changes in interest rates on its term loan, which bears interest at a rate that is based on three-months LIBOR. In order to protect against potential higher interest costs resulting from anticipated increases in LIBOR, in February, 2022, the Borrower entered into an interest rate swap contract that fix the interest rate. The Company’s objective in using an interest rate swap derivative is to mitigate its exposure to increase / variability in LIBOR interest rates. The table below sets out the key terms of the interest rate swap:

Notional amount (in $ millions)	Period	Fixed Interest rate
$600	March 2022 to March 2025	2.0725%

For a portion of its debt, the interest rate swap fixes the variable component of the Company’s interest expense at 2.0725%. The interest rate swap has been designated as a cash flow hedge and is highly effective at offsetting the increases in cash outflows when three-month LIBOR exceeds 2.0725%. Changes in the fair value of the interest rate swap, net of tax, are recognized in other comprehensive income and are reclassified out of accumulated other comprehensive income (loss) and into interest expense when the hedged interest obligations affect earnings.